UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒ Definitive Additional Materials

☐  Soliciting Material Under §240.14a-12

TMC THE METALS COMPANY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐  Fee paid previously with preliminary materials

☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026 You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares By Proxy. TMC the metals company Inc. 1111 West Hastings Street, 15th Floor Vancouver BC V6E 2J3 NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS to be held on Thursday, May 28, 2026 *Shareholders are cordially invited to attend the virtual Annual Meeting and to vote on the Internet or any Mobile device. Dear Shareholder, Notice is hereby given that the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of TMC the metals company Inc. (the “Company”) will be held in a virtual format on Thursday, May 28, 2026 at 10:00 a.m. EDT. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live audio webcast of the Annual Meeting if you were a holder of the Company’s common shares at the close of business on the record date of April 2, 2026 by visiting https://www.cstproxy.com/ metals/2026 at the date and time of the Annual Meeting. Proposals to be considered at the Annual Meeting: 1. To consider and act upon a proposal to set the number of directors at ten; 2. To consider and act upon a proposal to elect ten directors to hold office until the next annual general meeting of shareholders; 3. To consider and act upon a proposal to appoint Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; 4. To consider and act upon a proposal to approve on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in the 2026 Proxy Statement; 5. To consider and act upon a proposal to approve on a non-binding, advisory basis, the frequency of holding an advisory vote on the compensation of our named executive officers; and 6. To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof. The Board of Directors recommends a vote “FOR” all nominees under Proposal 2, “FOR” Proposals 1, 3 and 4 and for “2 YEARS” on Proposal 5. Your electronic vote by proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. The Proxy Materials are available for review at: https://www.cstproxy.com/metals/2026 CONTROL NUMBER TMC THE METALS COMPANY INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 205515 TMC Notice Rev1 Front Vote Your Proxy on the Internet Go to http://www.cstproxyvote.com. Have your notice available when you access the above website. Follow the prompts to vote your shares. Vote During the Meeting If you plan to attend and/or vote at the virtual online Annual Meeting, you will need your 12-digit control number to attend and vote electronically during the Annual Meeting. To attend and/or vote the Annual Meeting, visit: https://www.cstproxy. com/metals/2026. You will be provided instructions and prompted to vote during the Annual Meeting. Mobile Voting On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your control number from the proxy card and vote your shares.     ⁣⁣⁣⁣⁣⁣⁣⁣ ‧•‧••‧‧‧••••‧••••‧•‧

2026 TMC THE METALS COMPANY INC. 1111 West Hastings Street, 15th Floor Vancouver BC V6E 2J3 Important Notice Regarding the Availability of Proxy Materials For the 2026 Annual Meeting of Shareholders to be Held On May 28, 2026 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/metals/2026 - the Company’s Annual Report for the year ended December 31, 2025 - the Company’s 2026 Proxy Statement - the Proxy Card - any amendments or supplements to the foregoing materials that are required to be furnished to shareholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only a notice of the Annual Meeting of Shareholders and an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 14, 2026 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your 12-digit control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/metals/2026 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 205515 TMC Notice Rev1 Back     ⁣⁣⁣⁣⁣⁣⁣⁣ ‧•‧••‧‧‧••••‧••••‧•‧